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                                                                    Exhibit 24.1
                                                                    ------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which Company is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 for the registration of shares of Common Stock of 50c par value of the Company, including the associated rights to purchase shares of Series A Junior Participating Preferred Stock, without par value, of the Company, for issuance pursuant to each of (i) the 1993 Stock Option and Incentive Plan of Eckerd Corporation, and (ii) the 1995 Stock Option and Incentive Plan of Eckerd Corporation, hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, C. R. Lotter and D. A. McKay, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her in his or her name, place, and stead, in any and all capacities, to sign said Registration Statements, which are about to be filed, and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto) and to file said Registration Statements and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto) so signed, with all exhibits

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thereto, and any and all documents in connection therewith, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Registration Statements and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 19th day of February, 1997.

/s/ J. E. Oesterreicher                     /s/ D. A. McKay
---------------------------------           ------------------------------------
J. E. Oesterreicher                         D. A. McKay
Chairman of the Board and                   Senior Vice President and
Chief Executive Officer                     Chief Financial Officer
(principal executive officer);              (principal financial officer)
Director

/s/ W. B. Tygart                            /s/ W. J. Alcorn
---------------------------------           ------------------------------------
W. B. Tygart                                W. J. Alcorn
President and                               Vice President and Controller
Chief Operating Officer;                    (principal accounting officer)
Director

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                                                    /s/ M. A. Burns
                                                    ---------------------------
                                                    M. A. Burns
                                                    Director


                                                    /s/ C. H. Chandler
                                                    ---------------------------
                                                    C. H. Chandler
                                                    Director


                                                    /s/ V. E. Jordan, Jr.
                                                    ---------------------------
                                                    V. E. Jordan, Jr.
                                                    Director


                                                    /s/ George Nigh
                                                    ---------------------------
                                                    George Nigh
                                                    Director


                                                    /s/ J. C. Pfeiffer
                                                    ---------------------------
                                                    J. C. Pfeiffer
                                                    Director


                                                    /s/ A. W. Richards
                                                    ---------------------------
                                                    A. W. Richards
                                                    Director


                                                    /s/ C. S. Sanford, Jr.
                                                    ---------------------------
                                                    C. S. Sanford, Jr.
                                                    Director


                                                    /s/ R. G. Turner
                                                    ---------------------------
                                                    R. G. Turner
                                                    Director


                                                    /s/ J. D. Williams
                                                    ---------------------------
                                                    J. D. Williams
                                                    Director

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